                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Fidelity National Information Solutions, Inc.:

We consent to the use of our reports incorporated herein by reference in the registration statement.

/s/ KPMG LLP

Los Angeles, California
February 19, 2002